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                                                                  Exhibit 10.165

                                                           usbancorp
                                                             illegible

                                                             -------------------
                                                             Equipment Finance

                                                          LEASE NUMBER 1.12162.1

This Lease Extension is incorporated into and made a part of that certain Lease Agreement dated November 10, 1998 and Lease Schedule Number 01 dated November 10, 1998 (the "Lease") between U.S. Bancorp Leasing & Financial ("Lessor") and Meadow Valley Contractors ("Lessee").

     Extension Term: The term of this Lease Extension shall be for a period of eighteen months (18), commencing on November 20, 2001.

     Payment Schedule: As Extension Rent, Lessee agrees to pay $7,526.02 per month in Arr (plus any applicable sales/use taxes) commencing on November 20, 2001 and continuing on the same day of each succeeding month thereafter (or if no such day, on the last day of the month).

     Additional Terms and Conditions:
     TITLE PASSAGE:
     a. As long as no event of default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not part, of the Property at the end of the Term or any renewal thereof (the "Option") for a purchase price of $1.00 (the "Purchase Price") Payment of the Purchase Price must be received by Lessor on or before the last day of the Term. The Purchase Price shall be deemed to be the "anticipated" or "estimated" residual value of the Property. (as such terms are used in the Lease)

     b. Upon receipt of payment of the Purchase Price together with any and all applicable sales or other taxes due in conjunction therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, title and interest in and to the Property to Lessee. The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

     Except as specifically modified by this Lease Extension, Lessee reaffirms all of the terms, conditions and covenants of the Lease.

IN WITNESS THEREOF, the undersigned approve and acknowledge this Lease
Extension.



LESSOR:                                LESSEE(S):
U.S. Bancorp Leasing & Financial       Meadow Valley Contractors



By /s/ DAVID L. SABIN                  By /s/ KENNETH D. NELSON
-----------------------------------       -----------------------------------
David L. Sabin                            Kenneth D. Nelson
Vice President                            Vice President

Date: 12/21/01                         Date: 12/20/01
      -----------------------------          --------------------------------




                             ADDRESS FOR ALL NOTICES
                             7659 S.W. Mohawk Street
                               Tualarin, OK 97042